SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2004
                                                         ----------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


      1-9997                                      59-2898045
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(Commission File Number)                     (IRS Employer Identification No.)

         225 NE MIZNER BOULEVARD, SUITE 200
                  BOCA RATON, FLORIDA                         33432
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure.

Koger Equity, Inc. announced that it has completed a joint venture and contributed $13.9 million to acquire two office buildings in the McGinnis Park office complex in Alpharetta, Georgia, as more particularly described in its News Release, dated January 5, 2004, a copy of which is attached hereto as
Exhibit 99(a) and by this reference made a part hereof.

Koger Equity, Inc. also announced its intention to offer 3.5 million shares of common stock under a shelf registration, as more particularly described in its News Release, dated January 6, 2004, a copy of which is attached hereto as
Exhibit 99(b) and by this reference made a part hereof. This News Release was previously referenced as Exhibit 99 in the Company's Form 8-K dated January 6, 2004 but was inadvertently omitted.

Koger Equity, Inc. also announced that it has signed a definitive agreement to acquire the Atlantic Center Plaza building in Atlanta, Georgia for $116.5 million, as more particularly described in its News Release, dated January 6, 2004, a copy of which is attached hereto as Exhibit 99(c) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its web site at www.koger.com.



Item 7.   Financial Statements and Exhibits.

    (c)   Exhibits

          Exhibit
          Number   Description of Exhibit
          ------   ----------------------

             99(a) Koger Equity, Inc. News Release, dated January 5, 2004.

             99(b) Koger Equity, Inc. News Release, dated January 6, 2004.

             99(c) Koger Equity, Inc. News Release, dated January 6, 2004.



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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                KOGER EQUITY, INC.




    Dated:  January 7, 2004     By:             /s/ Steven A. Abney
                                       ------------------------------------
                                                   Steven A. Abney
                                Title:       Vice President/Finance and
                                              Chief Accounting Officer
                                            (Principal Financial Officer)








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